SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 18, 2014

(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland	None
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Logitech International S.A.

Apples, Switzerland

c/o Logitech Inc.

7600 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

(510) 795-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2014, the Company announced that Daniel Borel, Logitech co-founder, will not stand for re-election to the Company’s Board of Directors at the Company’s 2015 Annual General Meeting of Shareholders, when his current term ends.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of the Company was held on December 18, 2014. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2014

For	Against	Abstain	Broker Non-Votes
86,091,028	691,329	215,073	3
99.2%	0.8%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
61,834,386	14,271,945	4,945,763	5,945,039
81.2%	18.8%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
86,757,260	109,184	130,698	1
99.9%	0.1%	N/A	N/A

Proposal 4: Amendment of the Company’s Articles of Incorporation

For	Against	Abstain	Broker Non-Votes
68,532,873	12,318,245	201,187	5,945,038
84.8%	15.2%	N/A	N/A

Proposal 5: Authorization to exceed 10% holding of own share capital

For	Against	Abstain	Broker Non-Votes
53,301,617	17,987,378	221,467	5,945,038
74.8%	25.2%	N/A	N/A

Proposal 6: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2014

For	Against	Abstain	Broker Non-Votes
66,446,251	2,245,920	2,818,290	5,945,039
96.7%	3.3%	N/A	N/A

Proposal 7.1: Re-election of Mr. Daniel Borel to the Board of Directors

For	Against	Abstain	Broker Non-Votes
79,899,867	1,039,295	113,143	5,945,038
98.7%	1.3%	N/A	N/A

Proposal 7.2: Re-election of Mr. Matthew Bousquette to the Board of Directors

For	Against	Abstain	Broker Non-Votes
58,076,659	22,798,084	177,562	5,945,038
71.8%	28.2%	N/A	N/A

Proposal 7.3: Re-election of Mr. Kee-Lock Chua to the Board of Directors

For	Against	Abstain	Broker Non-Votes
59,158,359	21,690,265	203,541	5,945,038
73.2%	26.8%	N/A	N/A

Proposal 7.4: Re-election of Mr. Bracken P. Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
76,382,997	4,501,713	167,455	5,945,038
94.4%	5.6%	N/A	N/A

Proposal 7.5: Re-election of Ms. Sally Davis to the Board of Directors

For	Against	Abstain	Broker Non-Votes
58,514,705	22,351,478	185,982	5,945,038
72.4%	27.6%	N/A	N/A

Proposal 7.6: Re-election of Mr. Guerrino De Luca to the Board of Directors

For	Against	Abstain	Broker Non-Votes
77,912,157	2,955,129	185,019	5,945,038
96.3%	3.7%	N/A	N/A

Proposal 7.7: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
59,096,261	21,733,471	222,573	5,945,038
73.1%	26.9%	N/A	N/A

Proposal 7.8: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
79,381,413	1,422,067	248,825	5,945,038
98.2%	1.8%	N/A	N/A

Proposal 7.9: Re-election of Ms. Monika Ribar to the Board of Directors

For	Against	Abstain	Broker Non-Votes
50,156,876	30,656,864	238,565	5,945,038
62.1%	37.9%	N/A	N/A

Proposal 7.10: Election of Mr. Dimitri Panayotopoulos to the Board of Directors

For	Against	Abstain	Broker Non-Votes
79,985,201	218,920	848,183	5,945,039
99.7%	0.3%	N/A	N/A

Proposal 8: Election of the Chairman of the Board

For	Against	Abstain	Broker Non-Votes
78,705,098	2,098,696	247,175	5,945,039
97.4%	2.6%	N/A	N/A

Proposal 9.1: Election of Mr. Matthew Bousquette to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
72,329,259	8,536,974	184,736	5,945,039
89.4%	10.6%	N/A	N/A

Proposal 9.2: Election of Ms. Sally Davis to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
71,737,082	9,059,645	254,242	5,945,039
88.8%	11.2%	N/A	N/A

Proposal 9.3: Election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
79,174,252	1,663,880	212,637	5,945,039
97.9%	2.1%	N/A	N/A

Proposal 9.4: Election of Ms. Monika Ribar to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
65,820,644	14,993,864	237,596	5,945,039
81.4%	18.6%	N/A	N/A

Proposal 10: Election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2015

For	Against	Abstain	Broker Non-Votes
86,313,160	467,475	216,508	0
99.5%	0.5%	N/A	N/A

Proposal 11: Election of Ms. Béatrice Ehlers as Independent Representative

For	Against	Abstain	Broker Non-Votes
83,735,534	690,937	2,570,671	1
99.2%	0.8%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

Item 8.01	Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is Wednesday, December 24, 2014, the record date is Monday, December 29, 2014 and the payment date is expected to be Tuesday, December 30, 2014. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on December 23, 2014. Information regarding the distribution can be found on the Investor Relations page of the Company’s website.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Catherine Valentine
Catherine Valentine
Vice President, Legal, General Counsel and Corporate Secretary

December 22, 2014